Exhibit 1




                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G) on behalf of each of them of a statement on Schedule 13G/A with respect to the Common Stock, $0.001 par value per share, of Fluidigm Corporation and that this Agreement is included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 6th day of April, 2016.


                                           LEVIN CAPITAL STRATEGIES, L.P.

                                           By:/s/ JOHN A. LEVIN
                                           --------------------------
                                                  JOHN A. LEVIN
                                                  Chairman and C.E.O.


                                           LCS, LLC

                                           BY:/s/ JOHN A. LEVIN
                                           ------------------------
                                                  JOHN A. LEVIN
                                                  General Partner


					   LCS EVENT PARTNERS, LLC

                                           BY:/s/ JOHN A. LEVIN
                                           ------------------------
                                                  JOHN A. LEVIN
                                                  General Partner


					   LCS L/S, LLC

                      				BY:/s/ JOHN A. LEVIN
                        		   ------------------------
                              		   	  John A. Levin
                               		   	  General Partner



                                           BY:/s/ JOHN A. LEVIN
                                           --------------------------
                                           	  John A. Levin